UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	BLK	New York Stock Exchange
1.250% Notes due 2025	BLK25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2019, BlackRock, Inc. (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). The following are the voting results on each matter submitted to the Company’s shareholders at the Annual Meeting. All director nominees were elected (Item 1). The proposal to approve the compensation of the named executive officers as disclosed in the Company’s proxy statement, through a non-binding advisory vote, was approved (Item 2). Additionally, shareholders ratified the appointment of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year 2019 (Item 3). Further, the shareholder proposal regarding production of an annual report on certain trade association and lobbying expenditures was not approved (Item 4), and the shareholder proposal regarding a simple majority vote requirement was not approved (Item 5).

Below are detailed voting results on each matter voted on and described in detail in the Company’s definitive proxy statement for the Annual Meeting.

Item 1 – Election to the Company’s Board of Directors of the following 18 nominees:

	For	Against	Abstentions	Broker Non-Votes
Bader M. Alsaad	130,408,007	192,691	128,649	11,933,064
Mathis Cabiallavetta	129,641,535	958,080	129,732	11,933,064
Pamela Daley	129,902,680	705,533	121,134	11,933,064
William S. Demchak	129,972,709	627,676	128,962	11,933,064
Jessica P. Einhorn	129,434,925	1,167,806	126,616	11,933,064
Laurence D. Fink	129,329,204	1,244,217	155,926	11,933,064
William E. Ford	129,803,786	792,757	132,804	11,933,064
Fabrizio Freda	130,336,760	265,111	127,476	11,933,064
Murry S. Gerber	127,586,044	3,010,722	132,581	11,933,064
Margaret L. Johnson	129,846,640	756,274	126,433	11,933,064
Robert S. Kapito	129,558,716	1,047,194	123,437	11,933,064
Cheryl D. Mills	129,388,018	1,214,621	126,708	11,933,064
Gordon M. Nixon	127,684,977	2,911,810	132,560	11,933,064
Charles H. Robbins	130,414,758	186,154	128,435	11,933,064
Ivan G. Seidenberg	128,661,422	1,932,852	135,073	11,933,064
Marco Antonio Slim Domit	127,686,464	2,908,783	134,100	11,933,064
Susan L. Wagner	130,285,910	319,708	123,729	11,933,064
Mark Wilson	130,440,088	159,534	129,725	11,933,064

Item 2 – Approval, in a non-binding advisory vote, of the compensation for named executive officers:

For	Against	Abstentions	Broker Non-Votes
124,945,773	5,590,496	193,078	11,933,064
Item 3 – Ratification of the appointment of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year 2019:
For	Against	Abstentions	Broker Non-Votes
141,143,686	1,377,531	141,194	0

Item 4 – Shareholder proposal regarding production of an annual report on certain trade association and lobbying expenditures:

For	Against	Abstentions	Broker Non-Votes
28,333,481	102,053,944	341,922	11,933,064

Item 5 – Shareholder proposal regarding simple majority vote requirement:

For	Against	Abstentions	Broker Non-Votes
9,824,803	120,700,860	203,684	11,933,064

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/s/ R. Andrew Dickson III
R. Andrew Dickson III
Corporate Secretary

Date: May 24, 2019